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                                                                   EXHIBIT 10.8a

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------

     THAT EMPLOYMENT AGREEMENT ("Agreement") made as of the first day of November, 1993, by and between THE WISER OIL COMPANY, a Delaware Corporation and LAWRENCE J. FINN is hereby amended so that Article I, Section 1.02, shall read as follows:

     1.02 Term.  Subject to the terms and provisions of Article II hereof,
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     Employee's employment hereunder shall be extended and shall continue through the close of business on March 1, 1998 unless extended by subsequent agreement of the parties hereto.

     IN WITNESS WHEROF, the parties hereto have executed this Amendment to Agreement or caused it to be executed as of March 22, 1996.



                            /s/  Lawrence J. Finn
                            --------------------------------


                            THE WISER OIL COMPANY

                            By: /s/ Andrew J. Shoup, Jr.
                                -------------------------------------------
                                Title:  President and Chief Executive Officer
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